UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 19, 2004 (October 15, 2004)

Date of Report (Date of earliest event reported)

CARCO AUTO LOAN MASTER TRUST

(Exact name of registrant as specified in its charter)

State of New York	000-19452	Not Applicable

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 Inkster Road, Farmington Hills, Michigan 48334

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events

Item 8.01. Other Events

     On the payment date October 15, 2004, payments were made to the holders of CARCO Auto Loan Master Trust, Asset Backed Certificates.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

     a. Financial statement of businesses acquired:

None

     b. Pro forma financial information:

None

     c. Exhibits:

Exhibit 99	Monthly report to holders of the Asset Backed Certificates, relating to the October 15, 2004 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARCO Auto Loan Master Trust (Registrant)
By:	DaimlerChrysler Services North America LLC, as
Administrator

By:	/s/ Mark L. Davis

Mark L. Davis
Assistant Controller

Date: October 19, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description

99	Monthly report to holders of the Asset Backed Certificates, relating to the October 15, 2004 Payment Date.

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